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                                                               Exhibit 10.1.5

                             TELXON CORPORATION
                          1992 RESTRICTED STOCK PLAN
                           (AS AMENDED THROUGH AND
                        EFFECTIVE AS OF JULY 18, 1994)

     1. PURPOSE OF THE PLAN

     The purpose of this Plan is to enable the Company to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates and strengthen the mutuality of interest between such key employees and the Company's stockholders by offering such key employees Awards of Restricted Stock.

     2. DEFINITIONS

     In addition to other capitalized terms defined elsewhere in this Plan, the following terms shall have the respective meanings set forth below:

          2.01 "Act" means the Securities Exchange Act of 1934, as amended from time to time.

          2.02 "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest, as determined by the Committee in its sole discretion.

          2.03 "Award" means an award of Restricted Stock pursuant to Section 6 of the Plan.

          2.04 "Restricted Stock Award Agreement" means the written agreement evidencing an Award by and between the Company and the Awardee as required by Sections 6.01 and 9.

          2.05 "Awardee" means an Employee to whom an Award is made.

          2.06 "Board" means the Board of Directors of the Company.

          2.07 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          2.08 "Commission" means the United States Securities and Exchange Commission.

          2.09 "Committee" means the Committee appointed by the Board in accordance with Section 4, if a Committee is appointed. If no Committee has been appointed, any reference to the Committee shall be deemed a reference to the Board.

          2.10 "Common Stock" means the Common Stock, par value $.01 per share, of the Company or such other class of equity securities or other securities as may be applicable under Section 7.

          2.11 "Company" means Telxon Corporation, a Delaware corporation or any successor to substantially all of its business.

          2.12 "Employee" means any person, including officers and directors who are also employees, employed by the Company or any Subsidiary or Affiliate. The payment of director's fees by the Company shall not be sufficient to constitute a person an "Employee" of the Company. The Committee is empowered to determine whether any person qualifies as an "Employee" for purposes of the Plan.

          2.13 "Plan" means this TELXON CORPORATION 1992 RESTRICTED STOCK PLAN.

          2.14 "Restricted Period" means a period set by the Committee commencing with the date of an Award during which such Award is subject to forfeiture.

          2.15 "Restricted Stock" means Common Stock awarded by the Committee under Section 6.

          2.16 "Rule 16b-3" means Rule 16b-3 promulgated by the Commission under the Act or any successor regulation exempting certain transactions involving stock-based compensa-



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     tion arrangements from the liability provisions of Section 16 of the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission.

          2.17 "Section 16 Person" means an Employee who at the time an Award is made is subject to Section 16 of the Act, as interpreted by the rules and regulations promulgated by the Commission thereunder, as adopted and amended from time to time, and by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission.

          2.18 "Securities Law Requirements" means the Act and the rules and regulations promulgated by the Commission thereunder, as adopted and amended from time to time, including but not limited to Rule 16b-3, and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission; other applicable Federal, State and foreign securities laws and regulations promulgated thereunder, as adopted and amended from time to time; and the requirements of any stock exchange, automated inter-dealer quotation system or other recognized securities market on which the Common Stock is listed or traded or in which the Common Stock is included, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and other interpretive advice, provided by the representatives of such stock exchange, quotation system or other securities market.

          2.19 "Shares" means shares of Common Stock.

          2.20 "Subsidiary" means any business association (including a corporation, partnership or a joint venture, other than the Company) in an unbroken chain of such associations beginning with the Company if each of the associations other than the last association in the unbroken chain owns equity interests (including stock or partnership or joint venture interests) possessing fifty percent (50%) or more of the total combined voting power of all classes of equity interests in one of the other associations in such chain.

          2.21 "Successor" means the estate of an Awardee or a person who succeeds by will or the laws of descent and distribution to an Awardee's right to an Award.

     3. STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 7, the total number of Shares available for Awards under the Plan shall be 250,000 Shares. In the event and to the extent that the Shares which are the subject of any Award granted under the Plan are forfeited back to or are otherwise reacquired by the Company under the terms of the Plan or the applicable Restricted Stock Plan Award Agreement, such Shares shall again be available for the granting of further Awards under the Plan, except that such forfeited or reacquired Shares shall not become available for such granting of further Awards under the Plan to any Section 16 Person without the approval thereof by the stockholders of the Company if and to the extent that Rule 16b-3 or any other Securities Law Requirement requires that such stockholder approval be obtained on grounds that the Awardee whose Shares are forfeited or otherwise reacquired is deemed to have received any benefits of ownership from such Shares (such as dividends paid thereupon) or otherwise requires that stockholder approval be obtained.

     4. ADMINISTRATION OF THE PLAN

          4.01 Procedure. The Plan shall be administered by the Board or the Board may, in its discretion, appoint a Committee to administer the Plan subject to such terms and conditions as the Board may prescribe; provided that neither the Board nor any such Committee shall make any decision concerning the Plan with respect to any Section 16 Person unless the Board or such Committee making such decision is constituted so that such decision complies with the then applicable requirements of Rule 16b-3. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and may appoint additional members thereof, remove members (with or without cause), fill vacancies however caused and remove all members of the Committee and thereafter directly administer the Plan. As to the selection of and grants of Awards to Awardees who are not Section 16 Persons, the Committee may delegate any or all of its responsibilities to members of the Company's management.

          4.02 Powers of the Committee. To the extent not inconsistent with this Plan, the Committee shall have the authority, in its sole discretion:

             (a) To determine the eligibility of Employees to be granted Awards;

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             (b) To determine whether and to what extent Awards are to be granted to eligible Employees;

             (c) To determine the number of Shares of Restricted Stock to be covered by each Award granted under the Plan;

             (d) To determine the terms and conditions of any Awards (including, but not limited to, the Share price, if any, and any restriction or limitation, or any vesting acceleration or waiver of forfeiture or other restrictions regarding any Award, including, without limitation, the duration of the Restricted Period relating to any Award, and/or the Shares relating thereto based in each case on such factors as the Committee shall determine in its sole discretion);

             (e) To determine whether, to what extent and under what circumstances grants of Awards are to be made and operate on a tandem basis with respect to other awards made outside of the Plan, or on a cumulative, additive basis;

             (f) To amend, subject to the provisions of Section 14, any Award.

          The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and otherwise supervise the administration of the Plan.

          4.03 Effect of Board and Committee Decisions. All decisions, determinations and actions of the Board and the Committee in connection with the construction, interpretation, administration, application, operation and implementation of the Plan shall be final, conclusive and binding on the Company, its stockholders and Subsidiaries, all Employees and Awardees and the respective legal representatives, heirs, successors and assigns of all of the foregoing and all other persons claiming under or through any of them.

          4.04 Exculpation and Indemnification. No member of the Board or the Committee, and no Employee or other agent acting on behalf of the Board or the Committee, shall be personally liable for any decision, determination or action made or taken, or failed to be made or taken, with respect to this Plan or any Award granted hereunder, and the Company shall fully protect each such person in respect of any such decision, determination or action and shall indemnify each such person against any and all claims, losses, damages, expenses and liabilities arising from or in connection with any such decision, determination or action.

     5. ELIGIBILITY

     Awards may be granted to any Employee who, in the sole judgment of the Committee, has contributed or may contribute to the success and growth of the Company, a Subsidiary or an Affiliate.

     6. RESTRICTED STOCK RULES AND CONDITIONS

     The grant of Restricted Stock shall be upon the following rules and conditions:

          6.01 Restricted Stock Grants. Awards of Restricted Stock shall be evidenced by Restricted Stock Agreements in accordance with the provisions of Section 9. Such Agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

          6.02 Issuance of Restricted Stock. Upon determination of the number of Shares of Restricted Stock to be granted to an Awardee, the Committee shall direct that a certificate representing the number of Shares of Common Stock be issued to the Awardee with the Awardee as the registered owner. The certificate representing such Shares shall either be legended as to sale, transfer, assignment, pledge or other encumbrance during the Restricted

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     Period or, at the election of the Committee, deposited by the Awardee, together with a stock power endorsed in blank, with the Company.

          6.03 Dividends and Voting Rights. Except as otherwise determined by the Committee and provided in the Restricted Stock Award Agreement for an Award, during the Restricted Period the Awardee shall have full right to vote the Shares of Restricted Stock but shall not have the right to receive any dividends of record thereof as of any date occurring within the Restricted Period.


          6.04 Delivery. The Restricted Stock Agreement shall specify the duration of the Restricted Period and the performance and/or employment conditions under which the Restricted Stock may be forfeited to the Company. At the end of the Restricted Period, the restrictions imposed hereunder shall lapse with respect to the number of Shares of Restricted Stock, as determined by the Committee, and the legend shall be removed with the Shares delivered, as the case may be, with respect to such number. The Committee may in its sole discretion modify or accelerate the vesting of Shares of Restricted Stock.

          6.05 Dispositions During Restricted Period. Unless otherwise determined by the Committee at the time of the Award, during the Restricted Period applicable to any Restricted Stock, none of such Restricted Stock may be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of or encumbered.

     7. ADJUSTMENTS

          7.01 General Adjustments. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting the Common Stock, the Board shall make appropriate adjustment in the number and kind of Shares authorized by the Plan and any adjustments to outstanding Awards, as it determines appropriate in the circumstances, in its sole discretion, provided that the number of Shares subject to any Award shall always be a whole number.

          7.02 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Awards will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, treat such event as a "change in control" of the Company and adjust all outstanding Awards in accordance with the provisions of Section 7.03.

          7.03 Special Adjustments upon Change in Control.

             (a) In the event of a "Change in Control" of the Company (as defined in Paragraph (b) of this Section 7.03), unless otherwise determined by the Board in its sole discretion prior to the occurrence of such Change in Control, any Awards outstanding as of the date of such Change in Control that are not yet fully vested on such date shall become fully vested and all restrictions with respect thereto shall lapse.

             (b) Definition of "Change in Control." For purposes of this Section 7, a "Change in Control" means the happening of any of the following:

                (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, a Subsidiary or a Company or Subsidiary employee benefit plan, including any trustee of such a plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated by the Commission under the Act, as adopted and amended from time to time and as interpreted by formal or informal opinions of, and releases published or other interpretive advice provided by, the Staff of the Commission), directly or indi-



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           rectly, of securities of the Company representing fifty percent (50%)
           or more of the combined voting power of the Company's then outstanding securities; or

                (ii) The consummation of a transaction requiring stockholder approval and involving the sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into another corporation.

     8. TIMING OF GRANTING OF AWARDS

     The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award. Notice of such determination shall be given to each Employee to whom an Award is granted within a reasonable time after the date of such grant.

     9. RESTRICTED STOCK AWARD AGREEMENTS

     As a condition to the effectiveness of each grant of an Award under this Plan, the Awardee shall enter into a written Restricted Stock Award Agreement in such form as may be prescribed by the Committee from time to time. Subject to the provisions of Section 15.01, each such Restricted Stock Award Agreement shall contain such provisions as are required to conform to the terms of the Plan and may contain such additional provisions not inconsistent with the terms of the Plan as the Committee may from time to time authorize. Each Restricted Stock Award Agreement evidencing the grant of an Award to a Section 16 Person shall also provide for such minimum holding period from the date of the grant of the Award to the disposition of any Shares acquired pursuant to the Award as may be required by Rule 16b-3.

     10. CONDITIONS UPON ISSUANCE OF SHARES

     Shares shall not be issued with respect to an Award unless the issuance and delivery of such Shares pursuant thereto shall comply with all applicable Securities Law Requirements and all other applicable provisions of law, including, without limitation, any applicable state "blue sky" laws and foreign (national and provincial) securities laws and the rules and regulations promulgated under any of such laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the issuance of Shares pursuant to an Award, the Company may require the Awardee to whom such Shares are to be issued to make such representations and warranties to the Company as may be required, in the opinion of counsel for the Company, by any of the aforementioned Securities Law Requirements and other laws, which may include, without limitation, representations and warranties that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares.

     The Company shall not have any liability to any Awardee in respect of any delay in the issuance of Shares hereunder until the Company is able to obtain authority from any governmental authority (domestic or foreign) or self-regulatory organization having jurisdiction thereover, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of such Shares, or any failure to issue such Shares as to which such requisite authority the Company is unable to obtain.

     11. FORFEITURE OF AWARDS AND REALIZED BENEFITS

     Loss of Awards. If an Awardee holding an outstanding Award, without the written consent of the Company as authorized by the Committee, engages in any of the following conduct (any such conduct being referred to as "Prohibited Conduct") at any time during the period beginning on the date the Awardee first entered the employ of the Company or a Subsidiary or Affiliate and continuing for so long as any portion of such Award remains subject to restrictions outstanding (the "Grant Period"):

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          (a) rendering services for any organization or engaging directly or indirectly in any business which, in the sole judgment of the Committee, is or becomes competitive with the Company or a Subsidiary or Affiliate, or where such rendering of services or engaging in business, in the sole judgment of the Committee, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or a Subsidiary or Affiliate; provided that the ownership of a not more than ten percent (10%) equity interest in any organization or business whose equity is listed on a recognized securities exchange or traded over-the-counter shall not constitute Prohibited Conduct within the meaning of this Section 11(a);

          (b) disclosing to anyone outside the Company or any Subsidiary or Affiliate, or use in other than the business of the Company or any Subsidiary or Affiliate, any confidential or proprietary information relating to the business of the Company or any Subsidiary or Affiliate, acquired by the Awardee either during or after employment with the Company or a Subsidiary or Affiliate;

          (c) except as may otherwise be permitted by any agreement otherwise made by the Company or a Subsidiary or Affiliate with the Awardee, failing to disclose fully and promptly in writing and assign to the Company or to the Subsidiary or Affiliate by which the Awardee is or was employed all right, title and interest in any discovery, invention, process, method, improvement or idea, whether or not patentable or subject to copyright protection and whether or not reduced to tangible form or reduced to practice, made or conceived by such person during employment by the Company or such Subsidiary or Affiliate, relating in any manner to the actual or contemplated business, research or development work of the Company or such Subsidiary or Affiliate or to do anything reasonably necessary to enable the Company or such Subsidiary or Affiliate to secure a patent, copyright or similar protection in the United States of America and/or in foreign countries as the Company or such Subsidiary or Affiliate may elect; or

          (d) inducing or attempting to induce any customer or supplier of the Company or a Subsidiary or Affiliate to breach any contract with the Company or a Subsidiary or Affiliate or otherwise terminate its relationship with the Company or a Subsidiary or Affiliate;

then the Committee shall have the right, upon determining that the Awardee has engaged in any Prohibited Conduct at any time during the Grant Period (in making such determination, the Committee may, but shall not be required to, give the Awardee an opportunity to be heard and to present evidence on his behalf), to declare the Award forfeited and cancelled.

     12. RESERVATION OF SHARES

     The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     13. EFFECTIVENESS OF PLAN

     This Plan was adopted by the Board on, and shall be effective as of, June 25, 1992; provided, however, that any Awards granted hereunder shall not be exercisable unless and until, and this Plan and all such Awards shall automatically terminate if, the Plan is not approved, within one (1) year of the date of adoption of the Plan, by the holders of the outstanding Shares of the Company present and voting, in person or by proxy, at a duly held meeting of the Company's stockholders or any adjournment thereof and by such percentage of such quorum of such stockholders as may be required by applicable Securities Law Requirements. Once so approved by the stockholders of the Company, the Plan shall continue in full force and effect until (i) terminated by resolution of the Board or (ii) no Shares remain available for the granting of additional Awards. The termination of the Plan shall not affect Awards already granted, which Awards shall remain in full force and effect in accordance with their respective terms as if this Plan had not been terminated.

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     14. AMENDMENT OF PLAN AND OUTSTANDING AWARDS

     The Board may, in its sole discretion, amend the Plan from time to time, provided that any amendment which Rule 16b-3 or any other Securities Law Requirement requires be approved by the stockholders of the Company shall be made only with the approval of such stockholders. Amendments to the Plan shall apply prospectively to all Awards then outstanding under the Plan, except in the case of any amendment which is adverse to an Awardee, in which case the amendment shall apply with respect to the outstanding Awards held by the adversely affected Awardee only upon the consent of such Awardee to such amendment. In exercising its authority under Section 4.02(f) to amend outstanding Awards, the Committee likewise may make an amendment which adversely affects the Awardee only upon the consent of such Awardee to such amendment. Notwithstanding the provisions of this Section 14, the consent of the Awardee shall not be required with respect to an amendment to the Plan or to any outstanding Award which is made in order to comply with Securities Law Requirements.

     15. GENERAL PROVISIONS

     15.01 Grants to Foreign Employees. Notwithstanding any other provision of this Plan to the contrary but subject to applicable Securities Law Requirements and tax laws, to the extent deemed necessary or appropriate by the Committee in its sole discretion in order to further the purposes of the Plan with respect to Employees who are foreign nationals and/or employed outside the United States of America, an Award granted to any such Employee may be on terms and conditions different from those specified in this Plan in recognition of the differences in the laws, tax policies and customs applicable to such an Employee, without the necessity of the Plan being amended to provide for such different terms and conditions.

     15.02 Nature of Benefits. Benefits realized by an Awardee under this Plan or any Award granted hereunder shall not be deemed a part of such Awardee's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided to such Awardee by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines in its sole discretion that an Award or portion thereof should be so included in order accurately to reflect competitive compensation practices or to recognize that an Award has been granted in lieu of a portion of competitive annual cash compensation.

     15.03 Determination of Deadlines. If any day on or before which action under this Plan or any Award granted hereunder must be taken falls on a Saturday, Sunday or Company recognized holiday, such action may be taken on the next succeeding day which is not a Saturday, Sunday or Company-recognized holiday; provided, however, that the provisions of this Section 15.03 shall not apply to, and shall not extend the time for exercise of, any Award which is terminated for Prohibited Conduct pursuant to Section 11.

     15.04 Governing Law. To the extent that federal laws (such as the Act or the Code) or the Delaware General Corporation Law do not otherwise control, this Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Ohio and construed accordingly.

     15.05 Gender and Number. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     15.06 Captions. The captions contained in this Plan are for convenience of reference only and do not affect the meaning of any term or provision hereof.

     15.07 The existence of this Plan shall not create in any Employee any right to be granted an Award hereunder, and neither the existence of this Plan nor the granting of any Awards to any Employee hereunder shall confer upon such Employee any right with respect to continuation of

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the employment of such Employee by the Company or any Subsidiary or shall in any way interfere with or limit the right which such Employee, the Company or any Subsidiary may otherwise have to terminate such employment at any time with or without cause. Upon the termination of any Employee's employment with the Company or any Subsidiary, neither the Company nor any Subsidiary shall have any liability or obligation to such Employee under this Plan or any Awards granted to such Employee hereunder except to issue the appropriate number of Shares to such Employee upon the exercise of any Award granted to such Employee under this Plan prior to such termination of employment, provided that such exercise is duly and timely made in accordance with the provisions of this Plan and such Award.

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